UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2010
Date of Report (Date of earliest event reported)

BARK GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53530	Not applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Ostergade 17-19, 3 rd Floor, Copenhagen K, Denmark	DK-1100
(Address of principal executive offices)	(Zip Code)

+45 7026 9926
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

CURRENT REPORT ON FORM 8-K/A
(Amendment No. 1)
Bark Group Inc
TABLE OF CONTENTS

Page

Items 1.01 and 2.01. Entry into a Material Definitive Agreement; Completion of Acquisition or Disposition of Assets	1

Item 9.01. Financial Statements and Exhibits	5

Introduction

Bark Group Inc. (“ Bark Group ” or “ we ”) completed the acquisition of all of the issued and outstanding shares of Tre Kronor Media AB, a Swedish media company (“ Tre Kronor ” or the “Company”) on May 4, 2010. The acquisition was completed further to a share purchase agreement dated April 9, 2010 entered into between Bark Group and each of the shareholders of Tre Kronor. This Amendment No. 1 to the Current Report on Form 8-K which was filed with the Securities Exchange Commission on May 10, 2010 amends Items 1.01 and 2.01 and includes audited Financial Statements and financial information which were not available at the time of the initial filing on Form 8-K.

Forward Looking Statements

This Amended Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “ Filings ”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes that are included herein.

Item 1.01 and 2.01 Entry into a Material Definitive Agreement, Completion of Acquisition or Disposition of Assets.

Tre Kronor Media AB

We completed the acquisition of all of the issued and outstanding shares of Tre Kronor Media AB, a Swedish media company on May 4, 2010. The acquisition was completed further to a share purchase agreement dated April 9, 2010 entered into between Bark Group and each of the shareholders of the Company.

Bark Group has issued an aggregate of 35,000,000 shares of common stock to the shareholders of the Company, pro rata with their respective ownership interests in the Company, to complete the acquisition. Additional principal terms of the Tre Kronor agreement are summarized as follows:

all shares issued to the Tre Kronor shareholders will be subject to a three year lock-up period calculated from the date of closing of the acquisition (the “ Completion Date ”), however such lock-up period will in no event extend beyond June 30, 2013, during which period each shareholder will be restricted from selling or transferring the Bark shares except as expressly provided in the Share Purchase Agreement. Further, after three years, any sales must not exceed 10% of the daily registered turnover of Bark Group’s common stock on the OTCBB, notwithstanding the above lock-up agreement, three of the shareholders, including Niclas Froberg and Carl Johan Grandinson, will be permitted to sell in each year a portion of their shares provided that (i) the total accumulated aggregate sales price does not exceed SEK 3,000,000, and (ii) the transfers do not exceed 10% of the daily registered turnover of Bark’s common stock on the OTCBB, however in 2010 the shareholders may only make sales following six months from the Completion Date, in 2010 only, Niclas Froberg, one of the principal shareholders, will replace a portion of his shares against a cash payment from the Company in the aggregate amount of SEK 3,000,000 to be paid as follows (i) SEK 750,000 in May 2010, and (ii) SEK 750,000 in June 2010, and (iii) SEK 1,500,000 in July 2010. The replacement of the shares will be based on the valuation on the date of payment. We have paid Niclas Froberg SEK 1,000,000 through June 30, 2010.

in the event that we do not raise share capital injections or external financing via convertible notes before December 31, 2010 in the minimum amount of $3,000,000, the Tre Kronor shareholders will have the right to re- acquire all of the issued and outstanding shares of Tre Kronor from us by (i) delivering written notice by January 15, 2011 and returning to us all consideration issued to such shareholders within 30 days of such notice, including the cash value of any shares that may have been sold by the Tre Kronor shareholders, we have also agreed to issue up to an additional 6,000,000 shares of our common stock based on Tre Kronor achieving certain “Earnings Before Tax” (“ EBT ”), as determined in accordance with the agreement, thresholds for the accounting years 2010 to 2012:

EBT being more than SEK 2 million for 2010; issuance of additional 2,000,000 Bark shares

EBT being more than SEK 3 million for 2011; issuance of additional 2,000,000 Bark shares

EBT being more than SEK 4 million for 2012; issuance of additional 2,000,000 Bark shares,

as an alternative to the above, the Tre Kronor shareholders will receive 4,000,000 shares if the accumulated EBT for 2010 and 2011 is more than SEK 5 million, or 6,000,000 shares if the accumulated EBT for 2010, 2011 and 2012 is more than SEK 9 million,

Niclas Froberg will remain chief executive officer of Tre Kronor and Carl Johan Grandinson will remain as chief operative officer of Tre Kronor. Mr. Froberg will be appointed as a member of the board of directors of Bark Corporation. Mr. Froberg and Mr. Grandinson will be members of the executive management of Bark Corporation A/S. Mr. Froberg’s and Mr. Grandinson’s main focus will be to establish a Stockholm office for Bark and the integration of Tre Kronor with our current existing business.

Business of Tre Kronor

Tre Kronor Media is a Swedish media and advertising business founded September 2007 by Niclas Froberg (Former Nordic CEO for MindShare and owner of MindShare Sweden), Carl Johan Grandinson and Jacob de Geer (co-founders of Tradedoubler).

Tre Kronor Media is a performance based advertising agency that works hand in hand with clients to determine their requirement needs. To get the most efficient value for their media investment they offer strategic consulting, analysis, campaign designing and execution, project management, coordination and negotiations with different suppliers and collaborative business partners online as well as offline. Tre Kronor Media has staff of 10 people who are employed at its offices at Sveavägen 17 in Stockholm where they handle media and advertising campaigns in Sweden for more than 30 Swedish national and international clients. Tre Kronor Media has received awards for “Agency of the Year” and “Media Agency of the Year” in Sweden in 2010.

After completion of the acquisition Bark Group now operates Tre Kronor Media as Bark Stockholm.

Customers

The Company offers its services to a variety of midsize and large Swedish and international corporations operating primarily in the Scandinavian market. Examples of the clients for which the Company has designed and implemented marketing programs include the following:

  Rusta, one of Sweden's largest home depots with 53 stores
  Ticnet, the largest ticketing company for events and travels in the Scandinavian region
  Bubbleroom, a leading Scandinavian online shop offering branded clothing.
  Bwin, one of the world’s leading online gaming company.
  Universal Music Sweden, own by Universal Music Group – one of the world’s largest record companies.
  Hemfrid, a medium size Swedish company offering domestic services for private households and business.

Vendor Companies

The Company works with a number of media companies both online and offline and with technical suppliers in order to secure its clients the best possible strategic position in their respective markets.

Organic Growth Strategy

The Company intends to increase its revenue and earnings via organic growth. The growth is expected both from offering additional services to existing customers and from services provided to new customers.

Industry

We believe that the industry of commercial communication and advertising is going through a structural change. This structural change follows years with decentralization of the core skills of advertising, namely strategy, creativity, research and media counseling. It also reflects the re-establishment of the digital and internet segment. Based on these perceived structural changes in the industry, we have identified characteristics that we believe the future optimal advertising agency must have merged, namely the skills of:

  advertising, including strategic, creative and production expertise,

  media counseling, including both on-line and off-line expertise, and digital know-how, including consulting expertise.

Our competitive experience is that local advertising agencies are incorporating digital skills and know-how into their businesses. We also see international advertising agencies and networks beginning to expand and build their own brands by focusing on online skills. A very few have started to focus on media counseling, primarily on-line media counseling. The traditional and new media agencies are typically using external media partners.

Our objective is to focus on providing integrated media counseling services within both the traditional and new media advertising services. We believe the changes in technology and the growth in digital media present us with opportunities to compete against traditional media agencies. These opportunities include the opportunity to pursue new media possibilities that incorporate traditional advertising skills with relevant digital know-how. We believe that these changes represent a fundamental change in the media and advertising industry and that these changes represent a growth opportunity for companies that are able to acquire and combine these new media skills with the traditional advertising model.

Business strategy

Our strategic plan is to combine traditional advertising agency skills with the media agency and relevant digital knowhow in order to create a communications company that is able to deliver effective integrated advertising and marketing campaigns and activities. We believe that this transformation from a traditional advertising agency to an integrated communications company has only been done on a limited scale to date.

Competition

The Company operates within the area of marketing and communication and competes with a number of international network agencies represented in the Swedish market as well as local advertising, media and digital agencies. Some of the Company’s competitors have access to substantial resources but as it is, very few of them offers integrated advertising and media services under one roof. Further, the Company’s Performance Based business model is rare.

The Company plans to compete against these larger competitors using its business strategy which generally involves delivering effective and strategic advertising and marketing campaigns by integrating traditional advertising agency skills with media agency and digital expertise. The Company believes, as is the experience with a number of its clients to date, that the approach to delivering professional performance based communications services will enable the Company to compete against these larger competitors, notwithstanding their access to larger resources.

Properties

The Company does not own property but leases its facility in the center of Stockholm (the capital of Sweden). The Company’s lease agreement includes the possibility to enhance the leased facilities as the Company’s business expands in the future.The lease runs through December 31, 2012 and requires monthly payments of $5,600.

Government Regulation

Our industry is regulated by the local (i.e. Swedish) laws for marketers as well as European Union regulations. It is our duty and responsibility towards our clients that our counselling at all times is in compliance with these laws. Our account responsible employees are trained in the local law as well as changes that appear from time to time in order to ensure compliance with these laws.

We are further subject to laws of general application that apply to conducting business in each jurisdiction where we carry on business. There are no specific government laws or regulation, other than those of general application, that are conditions to us carrying on business and providing professional services in those jurisdictions in which we currently carry on business.

Intellectual property

The Company’s intellectual property relates to the business techniques and processes and other trade secrets that the Company use in order to provide its professional services. This includes intellectual property relating to our expertise in the following areas:

  Business strategy,

  Research and analysis of methods and programmes,

  Creative and traditional media counselling techniques, and

  Research into human perception of commercial messages.

While this intellectual property is important to the Company’s business success, this intellectual property is not subject to any patents, nor do the Company anticipate that any patents would be granted for this intellectual property. However, the Company may consult with patent legal counsel in the future to assess whether any of the intellectual property that the Company create would be eligible for patent protection. The Company rely on confidentiality agreements with our professional staff and non-competition agreements with our key employees in order to maintain the confidentiality of this information and to ensure that the Company’s competitors do not learn the Company’s business techniques and processes and trade secrets. However, there is no assurance that employees whose employment with the Company is terminated will not attempt to use this information in their new employment of businesses.

The Company do not own the copyright in the work the Company create for its clients. Under the Company’s standard contractual arrangements, the Company’s clients will own the intellectual property that relates to the media that the Company generate in the course of providing professional services.

Legal proceedings

The Company is not currently subject to any material legal proceedings.

FINANCIAL STATEMENTS
Tre Kronor Media AB’s audited financial statements as of and for the years ended December 31, 2008 and 2009 and Tre Kronor Media AB’s unaudited financial statements as of March 31, 2010 and for the three months ended March 31, 2010 and 2009 are attached to this Current Report on Form 8-K/A as Exhibit 99.1. The aforementioned financial statements were prepared in accordance with generally accepted accounting principles in Sweden. The identified differences between generally accepted accounting principles in Sweden and generally accepted accounting principles in the United States relate to the accounting for leases and are not material.

Item 9.01 Financial Statement and Exhibits.

99.1	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARK GROUP, INC.

Date: July 19, 2010	By: /s/ Bent Helvang
Name:Bent Helvang
Title: Chairman & Secretary